SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 13, 1999



                             CFM Technologies, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Pennsylvania                 0-27498                    22-2298698
 ---------------------------        ------------            ------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



                             150 Oaklands Boulevard
                                 Exton, PA 19341
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               (Address of principal executive offices) (Zip Code)


                                 (610) 280-8300
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              (Registrant's telephone number, including area code)


                  1336 Enterprise Drive, West Chester, PA 19380
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

     On May 13, 1999, the United States Court of Appeals for the Federal Circuit (the "Federal Circuit Court") issued its decision in the matter of CFMT, INC. AND CFM TECHNOLOGIES, INC. V. STEAG MICROTECH, INC., No. 98-1487. A copy of the decision of the Federal Circuit Court is attached hereto as Exhibit 99.1

     On May 18, 1999, the Registrant issued the press release attached hereto as
Exhibit 99.2 announcing the decision of the Federal Circuit Court.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 CFMT, INC. AND CFM TECHNOLOGIES, INC. V.
                    STEAG MICROTECH, INC., No. 98-1487 (Fed.
                    Cir. May 13, 1999).

               99.2 Press Release dated May 18, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CFM TECHNOLOGIES, INC.


                                   By: /S/  ROGER A. CAROLIN
                                      ----------------------------
Date: May 20, 1999                       Roger A. Carolin
                                         President and
                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Number         Exhibit
------         -------

99.1           CFMT, Inc. and CFM Technologies, Inc. v. Steag
               Microtech, Inc., No. 98-1487 (Fed. Cir. May 13,
               1999).

99.2           Press Release dated May 18, 1999.